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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): October 23, 1996


                                PILLOWTEX CORPORATION
               (Exact name of registrant as specified in its charter)


            Texas                       1-11756                  75-2147728
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(State or other jurisdiction       (Commission File            (IRS Employer
        of incorporation)               Number)              Identification No.)

               4111 Mint Way, Dallas, Texas              75237
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          (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:    (214) 333-3225
                                                       --------------
                                   Not Applicable
          ------------------------------------------------------------
            (Former name or former address, if changed since last report)


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
Item 5.  Other Events
          The Registrant files herewith the exhibit listed in Item 7(c) below.

Item 7.   Exhibits
  (c) The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

          99   Press Release

                                     SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


(REGISTRANT)                  PILLOWTEX CORPORATION
BY (SIGNATURE)                /s/ T.R. Tunnell
(NAME AND TITLE)              T.R. Tunnell, Vice President - General Counsel
(DATE)                        October 24, 1996

                                  INDEX TO EXHIBITS


EXHIBIT                                                METHOD OF FILING
-------                                      -----------------------------------
  99      Press Release                      Filed herewith electronically